UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

TESARO, Inc.

(Exact name of registrant as specified in its charter)

Delaware (state or other jurisdiction of incorporation)	001-35587 (Commission File Number)	27-2249687 (I.R.S. Employer Identification No.)

1000 Winter Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (339) 970-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  TESARO, Inc. 2012 Employee Stock Purchase Plan

On May 10, 2018, at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of TESARO, Inc. (the “Company”), the stockholders approved an amendment (the “Amendment”) to the TESARO, Inc. 2012 Employee Stock Purchase Plan (the “ESPP”) to, among other things, increase the number of shares available for issuance thereunder by 275,000 shares.  Descriptions of the Amendment and the ESPP are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2018 (the “Proxy Statement”) in the section entitled “Proposal No. 4 — Approval of an Amendment to the 2012 Employee Stock Purchase Plan,” which is incorporated herein by reference.  A copy of the Amendment is attached as Exhibit 10.1 to this Current Report and is also incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 10, 2018.  As of March 13, 2018, the date of record for determining the stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 54,799,815 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting.  The holders of 49,253,539 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.  The proposals are described in detail in the Proxy Statement.  The vote results detailed below represent final results as certified by the Annual Meeting’s inspector of elections.

Proposal 1

The Company’s stockholders elected the following persons, who were listed in the Company’s proxy statement for the Annual Meeting, to the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified or until his or her earlier death, resignation or removal:

	Votes For	Votes Withheld	Broker Non-Votes
Leon O. Moulder, Jr.	44,701,404	99,077	4,453,058
Mary Lynne Hedley, Ph.D.	44,673,072	127,409	4,453,058
David M. Mott	38,551,387	6,249,094	4,453,058
Lawrence M. Alleva	44,414,210	386,271	4,453,058
James O. Armitage, M.D.	44,658,055	142,426	4,453,058
Earl M. (Duke) Collier, Jr.	44,647,599	152,882	4,453,058
Garry A. Nicholson	44,659,640	140,841	4,453,058
Kavita Patel, M.D.	44,660,863	139,618	4,453,058
Beth Seidenberg, M.D.	44,585,796	214,685	4,453,058
Pascale Witz	44,166,448	634,033	4,453,058

Proposal 2

The Company’s stockholders approved the TESARO, Inc., Non-Employee Director Compensation Policy, including compensation amounts for 2018.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,560,555	17,153,193	86,733	4,453,058

Proposal 3

The Company’s stockholders approved, by non-binding vote, the Company’s executive compensation.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,080,638	648,337	71,506	4,453,058

Proposal 4

The Company’s stockholders approved an amendment to the ESPP to, among other things, increase the number of shares available for issuance thereunder by 275,000 shares.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,616,575	117,569	66,337	4,453,058

Proposal 5

The Company’s stockholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,630,058	530,723	92,758	0

Section 9 — Financial Statements and Exhibits

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

10.1	Amendment to the TESARO, Inc. 2012 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESARO, Inc.

By:	/s/ Joseph L. Farmer
Joseph L. Farmer
Senior Vice President, General Counsel and Secretary

Dated:  May 11, 2018